                                 PROMISSORY NOTE

$566,916.66                                                         June 6, 1996

     FOR VALUE RECEIVED, the undersigned, GROUP LONG DISTANCE, INC., (the "Maker"), whose chief executive office and principal place of business is located at 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, FL 33309, a Florida corporation, hereby promises to pay to the order of WORLDCOM, INC. fka LDDS COMMUNICATIONS, INC., a Georgia corporation, (the "Holder"), at its offices at One Williams Center, F-18, Tulsa, Oklahoma 74172, Attention: Mr. Robert S. Vetera, or at such other place as the Holder may from time to time designate, the principal sum of ($566,916.66), together with interest on such sum from the date hereof, payable as follows:

     (i) Interest shall accrue on the unpaid principal balance hereof from the date of this Note until paid in full at a rate equal to fifteen percent (15%) per annum. Provided however, the Maker shall have the right to prepay the whole or any part of the principal sum hereof at any time without premium or penalty. No partial prepayment shall affect the Maker's obligation to continue to pay the regular installments required hereunder. In the event that Maker pays the principal balance in full, prior to the Note's maturity date, Holder hereby agrees to charge interest at the rate of seven and one-half percent (7.5%) from the last payment date through the date of the principal payoff. If the Maker fails to pay to the Holder any amounts owing to the Holder under this Note as of the due date, interest ("Post-Default Interest") on all the outstanding unpaid amounts under this Note shall accrue at a rate equal to eighteen percent (18%) per annum from the original due date of such amount until all such amounts have been paid in full and shall be payable on demand.

     (ii) Principal and interest (other than reduced interest-only payment after principal prepayment or Post-Default Interest) shall be payable in accordance with the Note Amortization Schedule, attached hereto and made a part hereof.

     If the Maker fails to pay to the Holder when due any amounts owing to the Holder under this Note, or breaches any other terms of this Note or any other agreement with Holder (an "Event of Default"), the Holder may declare, by written notice, the entire principal amount then unpaid, together with all accrued interest, due and payable at or within five (5) days from the date of written notice. If an Event of Default occurs and this Note is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, receivership, reorganization, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, the Maker agrees to pay reasonable attorneys' and collection fees to the Holder.

     Except as otherwise provided herein, Maker hereby waives presentment, demand, protest and notice of dishonor. Failure by the Holder to exercise any of the rights or remedies set forth herein shall not constitute a waiver of the right to exercise the same or any other right of remedy at any subsequent time in respect to the same or any other event. The acceptance by the Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time or at any subsequent time, or nullify any prior exercise of any such right or remedy without the express written consent of the Holder.

     All amounts payable hereunder are payable in lawful money of the United States of America.

     It is expressly stipulated and agreed to be the intent of the Maker and the Holder to at all times comply with the applicable law now or hereafter governing the interest payable on this Note or the indebtedness evidenced hereby. If the applicable law as it is now or as it may be revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if the Holder's exercise of the option herein contained to accelerate the maturity of this Note or if any prepayment by the Maker results in the Maker having paid any interest in excess of that permitted by applicable law, then it is the Maker's and the Holder's express intent that all excess amounts theretofore collected by the Holder be credited on the principal balance of this Note (or, if this Note has been paid in full, refunded to the Maker), and the provisions of this Note shall immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     All notices and other communications required or permitted to be made between the parties hereto shall be made in writing and will be deemed delivered when received by messenger, telex, telecopier or mail at the following address or such other address as any party may hereafter designate for itself by written notice to the other party in the manner herein described.

Addresses for Notice and Communications are:

If to Holder:

     Robert S. Vetera, Corporate Director of Credit
     WorldCom, Inc.
     One Williams Center F-18
     Tulsa, OK 74172


If to Maker:

     Gerald M. Dunne, Jr., President
     Group Long Distance, Inc.
     1451 West Cypress Creek Road, Suite 200
     Fort Lauderdale, FL 33309

     THIS NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH OKLAHOMA LAW WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     The terms of this Note shall be binding upon and inure to the benefit of the successors and assigns of the Maker and the Holder.

     EXECUTED as of the date and year first above written.

     Group Long Distance, Inc.


     BY: /s/ Gerald M. Dunne, Jr.
         ----------------------------------
         Gerald M. Dunne, Jr.
         President

                           NOTE AMORTIZATION SCHEDULE
                                 (360-Day Year)

DEBTOR:     Group Long Distance, Inc.
CREDITOR:   WorldCom Inc., FKA LDDS Communications Inc.
DATE:         06-Jun-96
PRINCIPAL:  $566,916.66
INT RATE:        15.00%
MONTHS:              12
PAYMENT:      51,168.94**


Payment     Payment       Beginning                    Principal          Total          Ending
 Number    Due Date         Balance      Interest      Reduction        Payment         Balance
 ------    --------         -------      --------      ---------        -------         -------
     1    06-Jun-96    $ 566,916.66    $ 7,086.46    $ 44,082.48    $ 51,168.94    $ 522,834.18
     2    06-Aug-96    $ 522,834.18    $ 6,535.43    $ 44,633.51    $ 51,168.94    $ 478,200.67
     3    06-Sep-96    $ 478,200.67    $ 5,977.51    $ 45,191.43    $ 51,168.94    $ 433,009.24
     4    06-Oct-96    $ 433,009.24    $ 5,412.62    $ 45,756.32    $ 51,168.94    $ 387,252.91
     5    06-Nov-96    $ 387,252.91    $ 4,840.66    $ 46,328.28    $ 51,168.94    $ 340,924.63
     6    06-Dec-96    $ 340,924.63    $ 4,261.56    $ 46,907.38    $ 51,168.94    $ 294,017.25
     7    06-Jan-97    $ 294,017.25    $ 3,675.22    $ 47,493.72    $ 51,168.94    $ 246,523.53
     8    06-Feb-97    $ 246,523.53    $ 3,081.54    $ 48,087.40    $ 51,168.94    $ 198,436.13
     9    06-Mar-97    $ 198,436.13    $ 2,480.45    $ 48,688.49    $ 51,168.94    $ 149,747.64

    10    06-Apr-97    $ 149,747.64    $ 1,871.85    $ 49,297.09    $ 51,168.94    $ 100,450.55
    11    06-May-97    $ 100,450.55    $ 1,255.63    $ 49,913.31    $ 51,168.94    $  50,537.24
    12    06-Jun-97    $  50,537.24    $   631.72    $ 50,537.24    $ 51,168.96    $      (0.00)
                                       ----------------------------------------
                    Totals             $47,110.63    $566,916.66    $614,027.29
                                       ========================================

** Note: Final Payment is $51,168.96

     Group Long Distance, Inc.

     By: /s/ Gerald M. Dunne, Jr.
         ------------------------------
     Its: President

                               SECURITY AGREEMENT

     GROUP LONG DISTANCE, INC., a Florida corporation, with its principal office at 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, FL 33309, (the "Debtor"), and WORLDCOM, INC. fka LDDS COMMUNICATIONS, INC., ("WorldCom"), a Georgia corporation, with its principal office at One Williams Center, Tulsa, Oklahoma 74172 ("Secured Party"), agree as follows:

      SECTION 1.  CREATION OF SECURITY INTEREST

     Debtor hereby grants to Secured Party a security interest in the property described in Section 2 of this Agreement (the "Collateral") to secure performance and payment of (i) that certain Promissory Note in the original principal amount of $566,916.66 dated June 6, 1996, executed by Debtor and payable to the order of Secured Party (the "Note"), bearing interest being payable in the manner provided therein; (ii) all renewals, extensions and modifications of the Note; (iii) all monies due and owing under the LDDS Metromedia Communications Service Agreement, dated February 28, 1994, between LDDS Communications, Inc. and Group Long Distance, Inc., and (iv) all other obligations and indebtedness of Debtor ro Secured Party of whatever kind and however created, whether presently existing or hereafter arising. All of the foregoing obligations and indebtedness described in this Section 1 shall hereinafter be referred to as the "Secured Indebtedness", and the Note and all other documents evidencing or giving rise to the Secured Indebtedness shall hereinafter be referred to collectively as the "Security Instruments."

     SECTION 2. COLLATERAL

     All of the Debtor's following property, wherever located, and whether now owned or hereafter acquired or created, associated with Secured Party's provision of services under the LDDS METROMEDIA COMMUNICATIONS SERVICE AGREEMENT dated February 28, 1994 referenced within the Security Agreement between Debtor and Secured Party, and any amendments, extensions, renewals or replacements thereof:

     (a) Accounts, accounts receivable, reimbursements, notes, contracts, contract rights, chattel paper, cash, checks, drafts, documents, instruments, all rights of Debtor to receive payment in money or kind, and other evidence of indebtedness owed to Debtor;

     (b) Customer lists, all documents containing the names, addresses, telephone numbers, and other information regarding the Debtor's customers, subscribers, tapes, programs, printouts, disks, and other material and documents relating to the recording, billing or analyzing of any of the foregoing, and any other right to payment;

     (c) Any and all contract and lease rights, including network contracts, customer contracts for the furnishing by Debtor of telecommunications services, and billing and collection contracts, whether evidenced by a document or otherwise;

     (d) All telephone accounts and accounts receivable arising from telecommunication services rendered to an end user prior to the sale, assignment, or transfer of such account

(collectively, the "End User Accounts") to a regional Bell operating company, a Bell operating company, local exchange company; credit card company or provider of local telephone services (each a "LEC") for billing and collection; and rights in and to any of the telephone receivables, debts, and other amounts payable to the Debtor by any LEC, and all cash and non-cash proceeds of the foregoing;

     (e) All records and documents relating to any and all of the foregoing including, without limitation, records of accounts whether in the form of writing, microfilm, microfiche, tape, or electronic media; and

     (f) All products and proceeds (cash and non-cash) of all of the foregoing, and increases, accessions, renewals, replacements and substitutions of all of the foregoing.

The inclusion of proceeds in this Agreement does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized by this Agreement.

     SECTION 3: DEBTOR'S REPRESENTATIONS AND WARRANTIES

     Debtor hereby represents and warrants to Secured Party as follows:

     3.1 Clear Tide To Collateral. Debtor is the sole owner of the Collateral, having good and marketable title thereto, free and clear of any and all liens, encumbrances, claims, or rights of others created by any acts or omissions of Debtor, except for the security interest granted to Secured Party.


     3.2 First Priority Lien. This Agreement constitutes a valid and continuing lien on and security interest in the Collateral in favor of Secured Parry, prior to all other liens, encumbrances, security interests and rights of others arising from any acts or omissions of Debtor, and is enforceable as such as against creditors of and purchasers from Debtor.

     SECTION 4. EVENTS OF DEFAULT

     The following events are Events of Default:

     4.1 Failure to Pay. The Debtor does not pay when due any amount due under any of the Security Instruments or the Debtor otherwise breaches the provisions thereof, and the Debtor fails to cure such nonpayment or other breach within any cure period provided thereunder.

     4.2 Limitations Regarding Collateral. The Debtor sells, transfers, leases or otherwise disposes of any of the Collateral, or attempts, offers or contracts to do so, or Debtor creates, permits or suffers to exist any lien, security interest, encumbrance, claim or right in or to the Collateral other than those in favor of Secured Party (the "Other Encumbrances"). Debtor will, at Debtor's sole expense, defend the Collateral against and take such other action as is necessary to remove such Other Encumbrances and defend the right, title and interest of Secured Party in and to any of Debtor's rights to the Collateral, including without limitation any proceeds and products thereof, against the claims and demands of all persons.

     4.3 Misrepresentation. Any representation or warranty made by the Debtor herein or in any of the Security Instruments proves to have been untrue in any material respect, or any representation, statement (including Financial Statements), certificate or data furnished or made by the Debtor (or any officer, accountant or attorney of the Debtor) hereunder or under any of the Security Instruments proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified.

     4.4 Impairment of Collateral. Secured Party, in good faith, considers any Collateral to be unsafe or in such danger of misuse that Secured Party's prospect of or right to payment or performance under this Agreement or any instrument or agreement required hereunder or under any other agreement between Secured Party and Debtor is materially impaired.

     4.5 Cross Default. The Debtor breaches, defaults, or commits an event of default under any other agreement, document or instrument between Secured Party and Debtor and Debtor fails to cure such breach, default or event of default within any cure period provided thereunder.

     4.6 Change of Name or Chief Executive Office. Debtor changes its name, or its Chief Executive Office, or changes its corporate structure in any way that would make filed financing statements misleading without giving Secured Party at least thirty (30) days advance written notice of such change or move, and ensuring that any steps necessary to continue the perfection and priority of Secured Party's security interest in the Collateral shall have been taken, all at Debtor's expense.

     4.7 Opportunity to Cure. Any Event of Default described in Section 4.2 and
4.4 may be cured within five (5) calendar days after notice by Secured Party, which notice to Debtor must be written.

     SECTION 5. SECURED PARTY'S RIGHTS

     5.1 Rights of Secured Party Upon Default. If there is an Event of Default which the Debtor fails to cure within any applicable cure period, the Secured Party may, at its option and at any time thereafter:

     (a) Declare the entire aggregate amount of the Secured Indebtedness then outstanding and the interest and other fees and expenses accrued thereon, and all other obligations of Debtor to Secured Party to be immediately due and payable without notice and without presentment, demand, protest, notice of protest, or other notice of default or dishonor of any kind, all of which are hereby expressly waived by the Debtor; (b) require Debtor to assemble the Collateral, including any books and records pertaining to the Collateral, and make them available to Secured Party at a place designated by Secured Party; (c) notify any account debtor, any buyers of the Collateral, and any other person of Secured Party's interest in the Collateral; (d) request confirmation from any account debtor of the status of the account upon which the account debtor is obligated; (e) without prior notice to Debtor, demand and collect any payments and proceeds of the accounts directly from the account debtors; (f) require Debtor to obtain Secured Party's prior written consent to any sale, agreement to sell, or other disposition of any Collateral; (g) remedy any default or waive any default without waiving the default remedies and without waiving any other prior or subsequent default; (h) take such measures as Secured Party may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, collect on, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of any Collateral; (i) endorse or sign the name of Debtor on all checks, drafts, collections, receipts and other documents, and take possession of and open the mail addressed to Debtor and remove therefrom any payments and proceeds of the Collateral; (j) use or transfer, without any additional consideration to Debtor, any of Debtor's rights and interests in any intellectual property, including but not limited to patents, now owned or hereafter acquired by Debtor, if Secured Party deems such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, or otherwise dispose of. any Collateral; and (k) have a receiver appointed by any court of competent jurisdiction to take possession of and protect the value of the Collateral.


Debtor hereby constitutes and appoints Secured Party as Debtor's attorney-in-fact to perform all acts and execute all documents in connection with the remedies described in this Agreement. This power of attorney is coupled with an interest and shall be irrevocable.

     5.2 Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Debtor, Debtor promptly and duly shall execute, deliver and record any documents, instruments, agreements and amendments, and take all such further action as Secured Party may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing statements or amendments under the applicable Uniform Commercial Code. Debtor also hereby authorizes Secured Party to file any such financing statement or amendment thereto, without the signature of Debtor, or with a copy or telecopy of Debtor's signature, to the extent permitted by applicable law, or to execute any financing statement or amendment thereof on behalf of Debtor as Debtor's attorney-in-fact.

     5.3 Rights Under Uniform Commercial Code. Without limiting any of Secured Party's rights and remedies under this Agreement, Secured Party may enforce the security interests and other liens given hereunder, and under all Security Instruments and documents referred to herein, pursuant to the applicable Uniform Commercial Code and any other applicable law including all legal and equitable remedies available to lenders generally.

     5.4 Payments of Taxes and Insurance. If Debtor falls to pay any taxes, assessments, insurance premiums, or other amounts due to third parties as required by Debtor on the Collateral, Secured Party may in its discretion, and without prior notice to Debtor make any such payment. Any payments made by Secured Party under this paragraph shall not constitute (i) an agreement by Secured Party to make similar payments in the future, or (ii) a waiver by Secured Party of any Event of Default under this Agreement. Secured Party need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or lien and the receipt of the notice for the payment thereof shall be conclusive evidence that the same was validly due and owing. Debtor agrees to pay Secured Party, on demand, each payment made by Secured Party under this paragraph together with a late fee, if any, provided in the Service Agreement.

     5.5 Rights and Remedies are Cumulative. All rights and remedies provided herein are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

     5.6 Self-Help Remedies. SECURED PARTY MAY ENFORCE ITS RIGHTS UNDER THIS

AGREEMENT WITHOUT RESORT TO PRIOR JUDICIAL PROCESS OR JUDICIAL HEARING, AND DEBTOR EXPRESSLY WAIVES, RENOUNCES, AND KNOWINGLY RELINQUISHES ANY LEGAL RIGHT WHICH MIGHT OTHERWISE REQUIRE SECURED PARTY TO ENFORCE ITS RIGHTS BY JUDICIAL PROCESS. NOTHING IN THIS AGREEMENT IS INTENDED TO PREVENT DEBTOR OR SECURED PARTY FROM RESORTING TO JUDICIAL PROCESS AT SUCH PARTY'S OPTION.

     5.7 Sale or Disposition of Collateral. Without limiting the generality of the foregoing, if there is an Event of Default which the Debtor fails to cure within any applicable cure period, the Secured Party may, at its option and at any time thereafter, without further demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place and public or private sale) to or upon Debtor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Secured Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages, and demands against Secured Party arising out of the lawful repossession, retention or sale of the Collateral in accordance with the terms hereof.

     5.8 Notice of Sale. Debtor agrees that Secured Party need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

     5.9 Application of Sale Proceeds. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of Secured Party hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Secured Indebtedness to Debtor, in such order as Secured Party may elect, Debtor remaining liable for any deficiency remaining unpaid after such application and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency, and only after so applying such net proceeds and after the payment by Secured Party of any other amount required by any provision of law, including Section 9-504(1) of the Uniform Commercial Code, need Secured Party account for the surplus, if any, to Debtor.


     5.10 Inspection of Records. Secured Party and any of its employees and agents may enter upon Debtor's premises at any reasonable time to inspect Debtor's books and records pertaining to the Collateral.

     5.11 No Consequential Damages. SECURED PARTY SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INDIRECT OR INCIDENTAL DAMAGES IN CONNECTION WITH THIS AGREEMENT OR THE COLLATERAL.

     SECTION 6. ADDITIONAL PROVISIONS

     6.1 Notices. Any communications between the parties hereto to be given in writing shall be given by mailing the same, postage prepaid, or by telex, cable, facsimile, overnight courier, or personal delivery, to each party their addresses set forth below or to such other addresses as either party may in writing hereafter indicate. Any communication shall be effective upon the earlier of delivery or five (5) days after sending.

Addresses for Notices and Communications Are:

If to the Secured Party:

     Robert S. Vetera, Corporate Director of Credit
     WorldCom Network Services, Inc. fka WilTel, Inc.
     One Williams Center, F-18
     Tulsa, Oklahoma 74172

If to the Debtor:

     Gerald M. Dunne, Jr., President
     Group Long Distance, Inc.
     1451 West Cypress Creek Road, Suite 200
     Fort Lauderdale, FL 33309

or at such other address as any party may hereafter designate for itself by written notice to the other party in the manner herein described.

     6.2 No Waiver; Cumulative Remedies. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Secured Party. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

     6.3 Successors and Assigns. All covenants and agreements herein contained by or on behalf of the Debtor shall bind its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns, Secured Party's rights under this Agreement or the indebtedness hereby secured may be assigned from time to time, and in any such case the assignee shall be entitled to all of the rights, privileges and remedies granted in this Agreement to Secured Party. Debtor may not assign this Agreement or any instruments or documents executed in connection herewith or any of the rights of Debtor hereunder without the prior written consent of Secured Party.

     6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Oklahoma, without regard to the conflict of law provisions.

     6.5 Severability. In the event any one or more of the provisions contained in this Agreement, the Security Instruments, or in any other instrument or document referred to herein or executed in connection with or as security for the Service Agreement. shall, for any reason, be held to be invalid, illegal or unenforceable, such provision(s) shall not affect any other provision of this Agreement, the Service Agreement, the Security Instruments, or any other instrument or document referred to herein or executed in connection with or as security for the Service Agreement.

     6.6 Defined Terms. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the applicable Uniform Commercial Code are used with the meanings as therein defined.

     6.7 Entire Agreement. This Agreement and all instruments, agreements, and documents attached hereto, referred to herein or executed in connection herewith, integrate all the terms and conditions mentioned herein or incidental hereto, constitute the entire agreement between the parties with respect to the subject matter thereof, and supersede all prior discussions, negotiations and communication whether oral or written. Neither Secured Party nor Debtor shall be bound by any promises, representations, warranties, or affirmations not contained in this Agreement.

     6.8 Paragraph Headings. Paragraph headings are for reference only and shall not affect the interpretation or meaning of any provision of this Agreement.

     6.9 Attorneys' Fees. In the event Secured Party retains the services of an attorney to enforce any provision of the Service Agreement, this Agreement, or any other obligation of Debtor to

Secured Party, Debtor agrees to pay reasonable attorneys' fees and other costs, expenses, and disbursements incurred by Secured Party in connection therewith.

     EXECUTED as of the 4 day of June, 1996.

                                       Debtor:

                                       GROUP LONG DISTANCE, INC.



                                       BY: /s/ Gerald M. Dunne, Jr., President
                                           -----------------------------------
                                           Gerald M. Dunne, Jr. President

ATTEST:

BY: /s/ Andrea A. Morey
    -------------------------------
PRINTED NAME: Andrea A. Morey
TITLE: SECRETARY

[CORPORATE SEAL]

                                          Secured Party:

                                          WORLDCOM, INC. fka LDDS
                                          COMMUNICATIONS, INC.


                                       BY:
                                           -----------------------------------
                                           Robert S. Vetera
                                           Corporate Director of Credit

                                CONSENT TO ACTION
                                  TAKEN BY THE
                              BOARD OF DIRECTORS OF
                            GROUP LONG DISTANCE, INC.

     We, the undersigned, being all of the Directors of GROUP LONG DISTANCE, INC., a Florida corporation, (the "Corporation"), DO HEREBY ADOPT AND GIVE OUR UNANIMOUS WRITTEN CONSENT, pursuant to general corporation laws of such state, to the following resolutions, which shall constitute the actions of the Board of Directors of said Corporation for the purposes set out therein.

     RESOLVED that the form, terms and provisions of the following agreements and instruments (the "Agreements"), to be executed and delivered by the Corporation to WORLDCOM, INC. fka LDDS COMMUNICATIONS, INC., copies of which have been circulated with this Consent and ordered filed with the records of the Corporation, be, and they hereby are, in all respects approved and ratified:

     1. Security Agreement dated June ___, 1996;

     2. UCC-1 Financing Statement; and,

     3. Promissory Note dated June 6, 1996 in the amount of $566,916.66;

and that the President or any vice President of the Corporation shall be, and each of them hereby is, authorized to execute and deliver, in the name of and on behalf of the Corporation and under its corporate seal or otherwise, such Agreements with such changes therein and modifications thereof as the officer executing said agreements shall, by his execution thereof, approve.

     RESOLVED that the proper officers of the Corporation be, and each of them hereby is, authorized and directed, to execute, acknowledge and deliver any and all other agreements, certificates, instruments and other documents on behalf of the Corporation, and to do and perform any and all acts and things as may be necessary or advisable, from time to time, in connection with the execution and delivery of any of said Agreements or the implementation of any of them.

     WITNESS our hands, as of the ____ day of June, 1996.


Name: [ILLEGIBLE]                         Name:
      -----------------------                   -----------------------

Name:                                     Name:
      -----------------------                   -----------------------

Name:                                     Name:
      -----------------------                   -----------------------

                             SECRETARY'S CERTIFICATE
                            GROUP LONG DISTANCE, INC.

     I, the undersigned, Andrea A. Morey, Secretary of GROUP LONG DISTANCE, INC., a Florida corporation, (hereinafter called the "Corporation"), do hereby certify that pursuant to the general corporation laws of such state, the Board of Directors of this Corporation unanimously consented as of this 4 day of June, 1996, to the following:

     RESOLVED that the form, terms and provisions of the following agreements and instruments (the "Agreements"), to be executed and delivered by the Corporation to WORLDCOM, INC. fka LDDS COMMUNICATIONS, INC., copies of which have been circulated to the Board of Directors, along with a Consent to Action, a copy of which is attached hereto and made a part hereof, and ordered filed with the records of the Corporation, be, and they hereby are, in all respects approved and ratified:

     1.   Security Agreement dated June 4,1996;

     2.   UCC-1 Financing Statement; and,

     3.   Promissory Note dated June 6, 1996 in the amount of $566,916.66;

and that the President or any vice President of the Corporation shall be, and each of them hereby is, authorized to execute and deliver, in the name of and on behalf of the Corporation and under its corporate seal or otherwise, such Agreements with such changes therein and modifications thereof as the officer executing said Agreements shall, by his execution thereof, approve.


     RESOLVED that the proper officers of the Corporation be, and each of them hereby is, authorized and directed, to execute, acknowledge and deliver any and all other agreements, certificates, instruments and other documents on behalf of the Corporation, and to do and perform any and all acts and things as may be necessary or advisable, from time to time, in connection with the execution and delivery of any of said Agreements or the implementation of any of them.

     I further certify that the foregoing resolutions have not been modified, revoked or rescinded and are in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation as of this 4 day of June, 1996.

GROUP LONG DISTANCE, INC.

/s/ Andrea A. Morey
-----------------------------
Secretary: Andrea A. Morey
           (Printed Name)

[CORPORATE SEAL]

UNIFORM COMMERCIAL CODE                            FINANCING STATEMENT                             FORM UCC-1 (REV. 1993)

This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code

-------------------------------------------------------------------------------------------------------------------------
1.  Debtor (Last Name First if an Individual)                                        1a.  Date of Birth or FEI#

    GROUP LONG DISTANCE, INC.                                                             65-0213198
-------------------------------------------------------------------------------------------------------------------------
1b. Mailing Address                                                    1c. City, State                  1d. Zip Code

    1451 W CYPRESS CREEK ROAD, STE 200                                     FORT LAUDERDALE, FL              33309
-------------------------------------------------------------------------------------------------------------------------
2.  Additional Debtor or Trade Name (Last Name First if an Individual)               2a.  Date of Birth or FEI#


-------------------------------------------------------------------------------------------------------------------------
2b. Mailing Address                               2c. City, State                                       2d. Zip Code


-------------------------------------------------------------------------------------------------------------------------
3.  Secured Party (Last Name First if an Individual)

    WORLDCOM, INC. fka LDDS COMMUNICATIONS, INC.
-------------------------------------------------------------------------------------------------------------------------
3a. Mailing Address                               3b. City, State                                       3c. Zip Code


    ONE WILLIAMS CENTER, F-18                         TULSA, OK                                             74172
-------------------------------------------------------------------------------------------------------------------------
4.  Assignee of Secured Party (Last Name First if an Individual)


-------------------------------------------------------------------------------------------------------------------------
4a. Mailing Address                               4b. City, State                                       4c. Zip Code


-------------------------------------------------------------------------------------------------------------------------

5.   This Financing Statement covers the following types or items or property [Include description of real property on which located and owner of record when required. If more space is required. attach additional sheet(s)].


    SEE ATTACHMENT A


-------------------------------------------------------------------------------------------------------------------------
6.  Check only if Applicable:   |X| Products of collateral are also covered. |X| Proceeds of collateral are also covered.
                                |_| Debtor is transmitting utility.
-------------------------------------------------------------------------------------------------------------------------
7.  Check appropriate box:      |X| All documentary stamp taxes due and payable or to become due and payable pursuant to
    (One box must be marked)        s. 201.22F.S., have been paid.
                                |_| Florida Documentary Stamp Tax is not required.
-------------------------------------------------------------------------------------------------------------------------
8.  In accordance with s. 679.402(2), F.S., this statement is filed       9.  Number of additional sheets presented:  1
    without the Debtor's signature to perfect a security interest in
    collateral:                                                           -----------------------------------------------
                                                                                This Space for Use of Filing Officer
|_| already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state.
|_| which is proceeds of the original described above in which a security interest was perfected.
|_| as to which the filing has lapsed. Date filed _______________ and previous UCC-1 file number ________________________.
|_| acquired after a change of name, identify, or corporate structure of the debtor.
-----------------------------------------------------------------------
10. Signature(s) of Debtor(s)

    GERALD M. DUNNE, JR., PRESIDENT
    GROUP LONG DISTANCE, INC.

    /s/ Gerald M. Dunne Jr.
-----------------------------------------------------------------------
11. Signature(s) of Secured Party or if Assigned, by Assignee(s)

    ROBERT S. VETERA, CORPORATE DIRECTOR OF CREDIT
    WORLDCOM, INC. fka LDDS COMMUNICATIONS, INC.

-----------------------------------------------------------------------

12. Return Copy to:

Name               VICKI A. EKLUND
Address            WORLDCOM, INC. F-18
Address            ONE WILLIAMS CENTER
City, State, Zip   TULSA, OK  74172

-------------------------------------------------------------------------------------------------------------------------

FILING OFFICER COPY                  STANDARD FORM - FORM UCC-1          Approved by Secretary of State, State of Florida
-------------------------------------------------------------------------------------------------------------------------

                       ATTACHMENT A TO FINANCING STATEMENT
                         FROM GROUP LONG DISTANCE, INC.
                                   IN FAVOR OF
                  WORLDCOM, INC. fka LDDS COMMUNICATIONS, INC.

     All of the Debtor's following property, wherever located, and whether now owned or hereafter acquired or created, associated with Secured Party's provision of services under the LDDS METROMEDIA COMMUNICATIONS SERVICE AGREEMENT dated February 28, 1994 referenced within the Security Agreement between Debtor and Secured Party, and any amendments, extensions, renewals or replacements thereof:

     (a) Accounts, accounts receivable, reimbursements, notes, contracts, contract rights, chattel paper, cash, checks, drafts, documents, instruments, all rights of Debtor to receive payment in money or kind, and other evidence of indebtedness owed to Debtor;

     (b) Customer lists, all documents containing the names, addresses, telephone numbers, and other information regarding the Debtor's customers, subscribers, tapes, programs, printouts, disks, and other material and documents relating to the recording, billing or analyzing of any of the foregoing, and any other right to payment;

     (c) Any and all contract and lease rights, including network contracts, customer contracts for the furnishing by Debtor of telecommunications services, and billing and collection contracts, whether evidenced by a document or otherwise;

     (d) All telephone accounts and accounts receivable arising from telecommunication services rendered to an end user prior to the sale, assignment, or transfer of such account (collectively, the "End User Accounts") to a regional Bell operating company, a Bell operating company, local exchange company; credit card company or provider of local telephone services (each a "LEC") for billing and collection; and rights in and to any of the telephone receivables, debts, and other amounts payable to the Debtor by any LEC, and all cash and non-cash proceeds of the foregoing;

     (e) All records and documents relating to any and all of the foregoing including, without limitation, records of accounts whether in the form of writing, microfilm, microfiche, tape, or electronic media; and

     (f) All products and proceeds (cash and non-cash) of all of the foregoing, and increases, accessions, renewals, replacements and substitutions of all of the foregoing.